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                                                                   Exhibit 10.52

                               GUARANTY AGREEMENT

      This GUARANTY AGREEMENT (this "Guaranty") is entered into by DREW SCIENTIFIC GROUP, PLC, a public limited company organized under the laws of England and Wales ("Guarantor") in favor of TEXAS MEZZANINE FUND INC., a Texas corporation ("Lender").

                             W  I  T  N  E  S  S  E  T  H :

      WHEREAS, Drew Scientific, Inc., a Texas corporation ("Borrower"), desires to borrow from Lender an aggregate principal sum of Five Hundred Fifty-Eight Thousand and No/100 Dollars ($558,000.00) (the "Loan");

      WHEREAS, the Loan is evidenced by a promissory note in the stated principal amount of Five Hundred Fifty-Eight Thousand and No/100 Dollars ($558,000.00) (the "Note") executed by Borrower in favor of Lender;

      WHEREAS, said Note is to be executed and delivered pursuant to the terms of a Loan Agreement dated of even date herewith between Borrower and Lender (the "Loan Agreement") (The Note, the Loan Agreement and any of the other documents executed in connection with the Loan are hereinafter collectively referred to as the "Loan Documents"); and

      WHEREAS, the Lender requires, as a condition precedent to funding the Loan, a guaranty in the form hereof be executed by the undersigned.

      NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

      1. Guaranteed Indebtedness. Guarantor hereby guarantees to Lender and to every subsequent holder or holders of the Note that (a) the principal of and interest on, and attorneys' fees provided in the Note will be promptly paid when due in accordance with the provisions thereof, or, in the case of extension of time of payment, in whole or in part of the Note, all sums will be promptly paid when due in accordance with the terms of the extensions, (b) all covenants and agreements of the Borrower contained in the Loan Documents will be duly and promptly observed and performed, and (c) all additional amounts owing or which hereafter become owing by the Borrower under the terms of the Loan Documents will be promptly paid when due.

      2. Guaranty of Payment and Performance; Waiver of Defenses. The obligations of the Guarantor shall be performable without demand of Lender. The obligations of the Guarantor hereunder shall not be affected by or dependent upon the genuineness, validity, regularity or enforceability of the Loan Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. The Guarantor hereby (except as otherwise provided herein) waives diligence, presentment, demand or payment, protest, all notices (whether of nonpayment, dishonor, protest or otherwise) with respect to the Note, notice of acceptance of this Guaranty and of the incurring by the Borrower of any of the obligations hereinbefore mentioned, and all rights to require the Lender to (a) proceed against the Borrower, (b) proceed against or exhaust any collateral held by the Lender to secure the payment of the indebtedness guaranteed hereby, or (c) pursue any other remedy it may now or hereafter have against the Borrower or any other endorser, guarantor or surety. Guarantor waives all defenses given to sureties or guarantors at law or in equity other than the actual payment of the indebtedness guaranteed hereby and Guarantor waives all defenses based upon questions as to the validity, legality or enforceability of the Loan and/or the obligations in connection with the Loan and agrees that Guarantor shall be primarily liable hereunder.

      3. Extensions or Modifications of Obligations. The Guarantor hereby agrees that, at any time or from time to time, without notice or the consent of the Guarantor, Lender may do any of the following acts without affecting the liability of the Guarantor:

GUARANTY AGREEMENT - Page 1

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      (a) Extend the time for payment of the principal of or interest on the
Note, or any part thereof, or renew the Note in whole or in part, or accept another note containing other or different provisions in substitution therefor;

      (b) Extend the time for, waive, renew, rearrange, modify or amend (whether material or otherwise), any of Borrower's covenants, agreements, duties or obligations contained in any of the Loan Documents;

      (c) Accelerate the maturity of the Note as provided therein or in the Loan Agreement or any and all other Loan Documents;

      (d) Modify, exchange, surrender, abandon or release any security for the Note;

      (e) Foreclose on any security for the Note in any manner authorized by law or the Loan Documents;

      (f) Waive any condition precedent to the making of any advance to Borrower required by the terms of any of the Loan Documents or make such advance notwithstanding the existence at the time of such advance of an Event of Default or potential default under any of the Loan Documents; or

      (g) Do any other act, or make any other agreement with the Borrower or any other party interested in property given as security for the Loan, or with any endorser, guarantor or surety who may be liable to pay the indebtedness guaranteed hereby in whole or in part, as Lender may deem necessary and appropriate.

In the event of any extension or modification of any of the indebtedness or obligations of Borrower, this Guaranty shall also cover, and Guarantor hereby guarantees the timely payment and performance of the indebtedness and obligations of Borrower as so extended or modified.

      4. Subordination. Any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to all indebtedness of the Borrower to the Lender guaranteed hereby and such indebtedness of the Borrower shall be collected, enforced, and received by the Guarantor as trustee for the Lender, but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty. So long as any amount of the Loan remains outstanding and unpaid, Guarantor shall not be subrogated to any rights of Lender provided in the Loan Documents against Borrower or any property securing the Loan.

      5. Costs and Attorneys' Fees. If this Guaranty shall be placed in the hands of an attorney for collection or should it be collected by legal proceedings or through any probate or bankruptcy court, the Guarantor agrees to pay to the Lender all costs, reasonable attorneys' and collection fees incurred in connection therewith.

      6. Assignability and Successors. The Lender may assign its rights hereunder in whole or in part, and upon any such assignment all the terms and provisions of this Guaranty shall inure to the benefit of such assignee, to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall include, in addition to Texas Mezzanine Fund Inc., any lawful owner, holder or pledgee of any indebtedness guaranteed hereby.

      7. Severability. The Lender is relying and is entitled to rely upon each and all of the provisions of this Guaranty; and accordingly, if any provision or provisions of this instrument should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect to the same extent and in the same manner as though such invalid or unenforceable provision had never been contained herein.

      8. Representations and Warranties. The Guarantor represents and warrants to the Lender that (a) this Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms; (b) the execution, delivery, and performance by Guarantor of this Guaranty does not and will not violate any authority having the force of law or any indenture, agreement, or other instrument to which Guarantor is a party or by which Guarantor or any of the properties or assets of Guarantor are or may be bound;
(c) there are no actions, suits or proceedings pending, or to the knowledge of Guarantor, threatened against or affecting Guarantor or Borrower; (d)

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Guarantor shall not, without the prior written consent of Lender, sell, lease, assign, encumber, transfer or otherwise dispose of all or a substantial or material part of Guarantor's assets other than in the ordinary course of Guarantor's business; (e) all balance sheets, earning statements and other financial data which have been furnished by Guarantor to Lender to induce it to enter into this Guaranty or the Loan (i) are true and correct in all material respects, having been prepared in accordance with generally accepted accounting practices applied on a consistent basis throughout the period covered thereby,
(ii) fairly represent the financial condition of Guarantor and the results of Guarantor's operations for the periods for which the same are furnished, and
(iii) since the date thereof, there has been no material adverse change in the financial condition of Guarantor; (f) all other information, reports and other papers and data furnished to Lender by or on behalf of Guarantor are or shall be at the time the same are so furnished, accurate and correct in all material respects and complete insofar as necessary to give Lender a true and accurate knowledge of the subject matter; and (g) Guarantor is solvent.

      9. Further Assurances. Guarantor agrees to execute, re-execute and/or initial any such document or instrument as may be requested by Lender in order to (a) correct any errors or omissions in this Guaranty or any other Loan Document, whether such error or omission is due to the unilateral mistake of Lender, mutual mistake on the part of Lender and Borrower or Guarantor or any other guarantor, clerical mistake, calculation error, computer malfunction, printing error or similar error, or (b) give further assurances of any of the rights granted or provided for in this Guaranty. Guarantor further agrees that Lender shall not be liable to Guarantor for any damages incurred by Guarantor that are directly or indirectly caused by any such mistake, error or omission.

      10. Financial Reports. Guarantor shall provide its annual audit to Lender within thirty (30) days of release. Guarantor shall also provide Lender with such other information respecting the business, properties or condition or the operations, financial or otherwise, of Guarantor, as Lender may from time to time reasonably request.

      11. Rights Against Borrower or Collateral. The Guarantor agrees that Lender, in its discretion, may (a) bring suit against the Guarantor and any other endorser, guarantor, or surety of the Note jointly and severally or against any one or more of them, in either case with or without joinder of the Borrower, (b) compound or settle with the Borrower, the Guarantor or any other endorser, guarantor or surety for such consideration as the Lender may deem proper, (c) release the Borrower, the Guarantor or any other endorser, guarantor, or surety of the Note from liability thereunder, or (d) release or abandon any property securing the indebtedness hereby guaranteed or any part thereof or dispose of any such property in any manner and for any consideration deemed appropriate by Lender, and that no such action shall impair the rights of the Lender to collect the indebtedness hereby guaranteed from the Guarantor. Nothing contained in this paragraph, and no action by Lender permitted under this paragraph, shall in any way affect or impair the rights or obligations of the Guarantor with respect to any other guarantor, endorser or surety of the Note.

      12. Benefit to Guarantor. The Guarantor acknowledges and warrants that he has derived or expects to derive financial and other advantage and benefit, directly or indirectly, from the Loan and each and every advance thereof and from each and every renewal, extension, amendment, increase, replacement, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Lender to Borrower.

      13. Lawful Interest. All agreements between Guarantor and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender exceed interest computed at the Maximum Rate (as defined below). If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of interest computed at the Maximum Rate, the interest payable to Lender shall be reduced to interest computed at the Maximum Rate; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of interest computed at the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed interest computed at the Maximum Rate. This section shall control all agreements between Guarantor and Lender. The

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term "Maximum Rate" shall mean the highest lawful rate of interest applicable to the loan transaction evidenced by the Note taking into account whichever of applicable federal law or Texas law permits the higher rate of interest, and after also taking into consideration all compensation deemed interest under applicable law.

      14. GOVERNING LAW AND VENUE. THIS GUARANTY AND ALL RIGHTS,OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS. ALL OBLIGATIONS ARISING UNDER THIS GUARANTY SHALL BE PERFORMABLE IN DALLAS COUNTY, TEXAS. VENUE OF ANY SUIT ARISING HEREUNDER SHALL LIE IN DALLAS COUNTY, TEXAS.

      15. Notice. Any notice required or permitted hereunder shall be in writing, and shall be deemed to have been given and received when deposited in a post office or official depository of the United States Postal Service, sent by certified mail, postage prepaid, return receipt requested, addressed as follows:

      Guarantor:                 Drew Scientific Group, PLC
                                 Park Road Barrow in Furness
                                 Cumbria LA14 4QR
                                 United Kingdom
                                 Attn: DAVID BLAIN

      Lender:                    Texas Mezzanine Fund Inc.
                                 351 West Jefferson Blvd., Suite 800
                                 Dallas, Texas 75208
                                 Attn: Theresa Lee

The addresses set forth in this Guaranty may be changed by any party by giving notice of such change to the other party in the manner provided herein for giving notice.

      16. Number and Gender. In construing this Guaranty, the singular number shall include the plural and vice versa, and all pronouns shall include male, female and neuter gender, regardless of gender used.

      17. FINAL AGREEMENT. THIS WRITTEN GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned this 20th day of November, 2003.

                                                DREW SCIENTIFIC GROUP, PLC,
                                                a public limited company
                                                organized under the laws of
                                                England and Wales

                                                By: /s/ K.R. Drew
                                                    -------------------
                                                Name: K.R. DREW
                                                Title: DIRECTOR

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